IMAGE ENTERTAINMENT, INC.

                      ELIGIBLE DIRECTOR

            NON-QUALIFIED STOCK OPTION AGREEMENT



          THIS AGREEMENT dated as of the 17th day of September, 1998, between Image Entertainment, Inc., a
California corporation (the "Corporation"), and Mark
Trevenen Huxley (the "Director").

                     W I T N E S S E T H

          WHEREAS, the Corporation has adopted (subject to shareholder approval) a 1998 Incentive Plan (the "Plan").

          WHEREAS, pursuant to Section 1.3 of the Plan, the Corporation through the Board of Directors may grant a discretionary option to a person in connection with his becoming a director; and

          WHEREAS, concurrently with the adoption of the Plan, the shareholders elected the Director as a new director and the Board desires to provide for his compensation on substantially the same terms as the other non-employee directors for the current year; and

          WHEREAS, the Board of Directors on September 17,
1998 authorized the grant of an option (this "Option") to the Director upon the terms and conditions evidenced hereby, as contemplated by the Plan.

          NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Director and as a further inducement to those services, the Corporation and the Director agree to the terms and conditions set forth herein, as contemplated by the terms of the Plan.

          1. Option Grant. This Agreement evidences the grant to the Director of an Option to purchase an aggregate of 15,000 shares of Common Stock (the "Shares"), subject to the terms and conditions and to adjustment as set forth herein or in or pursuant to the Plan and (except as expressly provided herein) the 1994 Eligible Directors Stock Option Plan, as amended (the "1994 Plan"). Director acknowledges that this grant is in lieu of any grant under the 1994 Plan.

           2.  Exercise Price.  This Option entitles the
Director to purchase (subject to the terms of Sections 3 through 5 below), all or any part of the Shares at a price per share of $7.94.

          3. Option Exercisability and Term. This Option shall first become and remain exercisable as to 7,500 shares on January 13, 1999 and as to an additional 3,750 shares on each of July 13, 1999 and January 13, 2000, subject to shareholder approval of the Plan, to adjustments under the Plan and Section 3.4 of the 1994 Plan, and to the acceleration provisions under Section 3.5 of the 1994 Plan. This Option shall expire on July 12, 2008, unless earlier terminated in accordance with the terms of Section 4 below.

          4. Service and Effect of Termination of Service or Other Event. The Director agrees to serve as a director in accordance with the provisions of the Corporation's Articles of Incorporation, Bylaws and applicable law. If the Director's services as a member of the Board shall terminate or in the other circumstances addressed in Article 3 of the 1994 Plan, this Option shall terminate prior to its expiration at the times and to the extent set forth therein, to the same extent as if this Option had been granted under the 1994 Plan.

          5. General Terms. Except as expressly provided herein, this Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the provisions of the 1994 Plan that apply to annual option grants and to the provisions of the Plan that are applicable to discretionary option grants thereunder. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and the 1994 Plan and reading their applicable provisions.

          6. Nontransferability. This Option shall be non-transferable.

          7. Miscellaneous. This Option is not intended as and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code.



          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


IMAGE ENTERTAINMENT, INC.     Optionee Director:  Mark Trevenen Huxley
(a California corporation)

                              /s/ Mark Trevenen Huxley
                              ------------------------------------
By /s/ Martin W. Greenwald                 (Signature)
   -----------------------
Title     President                   39 Broadway
      --------------------    ------------------------------------
                                           (Address)

                                        Brooklyn, NY  11211
                              ------------------------------------
                                    (City, State, Zip Code)

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                       SPOUSAL CONSENT


          In consideration of the execution of the foregoing Stock Option Agreement by Image Entertainment, Inc., I, ____________________________, the spouse of the Director therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plans referred to therein.




DATED: 9/29, 1998
      -----, ----

                              /s/ Kathleen D. Huxley
                              --------------------------------
                                 (Signature of Spouse)

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